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3201 Temple Avenue
Pomona, California 91768


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 1996


To the Shareholders of
Auto-Graphics, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of
Auto-Graphics, Inc., a California corporation (the "Company"), will be held at the Company's corporate offices located at 3201 Temple Avenue, Pomona, California on Tuesday, June 11, 1996, at 2:00 PM PDT, for the following purposes:

1. To elect three directors to serve during the ensuing year and until their respective successors shall have been duly elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

In accordance with the Company's Bylaws, April 15, 1996 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

All Shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who do not expect to be able to attend the meeting are urged to complete, sign and date the enclosed Proxy and mail it in the envelope provided. If a Shareholder receives more than one Proxy because such person owns shares registered in different names or addresses, each Proxy should be completed and returned. Your proxy will not be used if you are present at the meeting and desire to personally vote your shares.

By Order of the Board of Directors


ss/ Daniel E. Luebben
Daniel E. Luebben
Secretary

Pomona, California
April 29, 1996


3201 Temple Avenue
Pomona, California 91768


PROXY STATEMENT



INTRODUCTION

This Proxy Statement is furnished to Shareholders in connection with the Annual Meeting of Shareholders of Auto-Graphics, Inc., a California corporation (the "Company"), to be held at 2:00 PM PDT on Tuesday, June 11, 1996 at the Company's corporate offices located at 3201 Temple Avenue, Pomona, California, and at any adjournments thereof (the "Annual Meeting"). The accompanying Proxy is solicited on behalf of the Board of Directors of the Company for use at such Annual Meeting. The Proxy should be completed, signed, dated and returned in the enclosed envelope as soon as possible. All properly executed proxies will be voted at the meeting in accordance with the Shareholder's instructions as set forth on the enclosed Proxy. Your executed Proxy will not affect your right to vote in person should you find it convenient to attend the meeting and desire to vote in person. Any Shareholder executing and returning a Proxy as provided for herein may revoke such Proxy by providing written notice of such revocation to the Secretary of the Company at any time prior to the commencement of the Annual Meeting.

The Proxy Statement and the accompanying Proxy together with the Company's Annual Report for the fiscal year ended December 31, 1995 were mailed to all Shareholders on or about April 29, 1996.

The Company intends to solicit proxies principally by use of the mails. The Company will also request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Notice, Proxy Statement, Proxy and Annual Report to persons for whom they hold shares of the Company and request authority for the execution of proxies. The cost of soliciting proxies will be borne by the Company, including the reimbursement of any expenses incurred by banks, brokerage houses, custodians, nominees and fiduciaries in connection with such solicitation.


VOTING AT THE MEETING

The presence in person or by proxy of persons entitled to vote a majority of the Company's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The Board of Directors has fixed April 15, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. All voting rights are vested exclusively in the holders of the Company's Common Stock, $.10 par value. As of the close of business on the record date, there were 1,110,178 shares of the Company's Common Stock outstanding.

Each share of Common Stock is entitled to one vote on any matter which may come before the Annual Meeting, including the election of directors; however, any Shareholder eligible to vote for the election of directors is entitled to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Shareholder's shares are entitled, or to distribute the Shareholder's votes on the same principle among as many candidates as the Shareholder thinks fit.

To be entitled to exercise cumulative voting rights for the election of directors, a Shareholder must give notice at the Annual Meeting of such person's desire to cumulate votes for one or more candidates whose name(s) have been placed in nomination prior to the commencement of voting for the election of directors. If any Shareholder exercises the right to cumulate votes for the election of directors, then all Shareholders are entitled to cumulative voting rights for the election of directors. The enclosed form of proxy being solicited on behalf of the Board of Directors of the Company vests in the proxies cumulative voting rights.


NOMINATION AND ELECTION OF DIRECTORS

Election of Directors

The Company's Articles of Incorporation and Bylaws, as amended, provide that the authorized number of directors shall not be less than three members nor more than five members as determined by the Board of Directors from time to time. The number of persons constituting and comprising the Company's Board of Directors is currently three. Accordingly, the Board of Directors is recommending only three nominees for election to the Company's Board for the ensuing year. Each of the three nominees named below will be elected to serve until the next annual meeting and/or until their respective successors shall have been duly elected and qualified. The persons named in the accompanying Proxy will vote shares covered by proxies received by them in favor of election of the three nominees proposed by the Board of Directors. Should any of the three proposed nominees subsequently become unavailable for election, then the Board of Directors may propose the election of a substitute nominee; and the persons named in the Proxy will vote shares covered by proxies received by them in favor of any such substitute nominee(s). In the event that any person(s) other than nominees proposed by the Board of Directors is nominated for election as a director, the persons named in the Proxy may vote cumulatively for less than all of the nominees but, in no event, will such persons vote any of the proxies received by them for the election of any person to fill a Board position for which the Board of Directors has not nominated a person for election to such Board position. The individuals named in the Proxy, however, reserve their rights to vote their individual shares for the election of any person(s) to fill a Board position for which the Board of Directors did not designate a nominee in the event that any such additional new nominee is proposed for election at the Annual Meeting.

Nominees for Election as Directors

Set forth below is certain information pertaining to the persons who are proposed as nominees for election to the Company's Board of Directors.

							 Shares of the
							 Company's
							 Common
Name and Principal                       Year First      Stock Owned       Percent
Occupation or Employment                 Became          Beneficially as   of
Relationship of Nominees        Age      a Director      of Record Date    Class

Robert S. Cope                  60       1960            721,675           65%
CEO, President
and Treasurer
Auto-Graphics, Inc.

Douglas K. Bisch                74       1970            139,856           13%
Retired Officer of
and Consultant to
Auto-Graphics, Inc.

Robert H. Bretz                 52       1988              2,000           --
520 Washington Boulevard
Suite 428
Marina del Rey, CA 90292
Attorney

Robert S. Cope has been employed by the Company in the capacities indicated above for more than the past five years.

On December 31, 1994, Douglas K. Bisch resigned and retired from day to day operations as an officer of the Company. Mr. Bisch continues to serve as a Director of and a consultant to the Company. As indicated hereinunder "Certain Relationships and Related Transactions" the Company has entered into an agreement to purchase substantially all of the Company's stock owned by Mr. Bisch.

Robert H. Bretz is an attorney who has acted as the Company's outside general legal counsel for more than the past five years and who also serves as the Assistant Secretary of the Company.

Robert S. Cope, who is the President and Chief Executive Officer of the Company and a member of the Company's Board of Directors, is the beneficial owner of 721,675 shares or 65% of the Company's total outstanding shares of Common Stock. As a result of his positions with and ownership of shares in the Company, Robert S. Cope may be deemed to be in a control relationship with the Company. Mr. Cope's beneficial ownership includes 523,391 shares of Common Stock (47%) owned by him personally and 198,284 shares (18%) owned by members of his family, including Paul R. Cope who is employed by the Company as a vice president and owns 125,534 shares (11%). No other single family member owns more than 5% of the Company's Common Stock. Robert S. Cope has sole investment and voting power over the shares of stock owned by him personally, and is assumed to share investment and voting power over the shares owned by members of his family. Douglas K. Bisch has sole investment and voting power over the above referenced shares of stock. Robert H. Bretz has sole investment and voting power over the above referenced shares of stock.

Other Business

So far as the Company is aware, there are no other matters to be brought before the Annual Meeting. In the event that any other matter properly comes before the Annual Meeting, the persons named in the accompanying Proxy will vote all proxies in accordance with their best judgment in such matters.


INFORMATION CONCERNING THE BOARD OF DIRECTORS

During 1995 the Company's Board of Directors held one formal meeting, and also authorized and approved certain actions by unanimous written consent as authorized by the California Corporations Code and the Company's Bylaws.

The Company's Board of Directors does not maintain standing audit, nominating or compensation committees. These matters are considered and acted upon by the entire Board of Directors.

Directors receive no fees for serving on the Board of Directors or attending meetings, with the exception of Robert H. Bretz, who receives customary fees and expenses for services provided to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

The following table presents the annual compensation of the Company's executive officers whose total compensation for the fiscal year ending December 31, 1995 exceeded $100,000 and, where applicable, the two previous fiscal years:


Summary Compensation Table
       (Dollars)
										Annual
                                                                                          Compensation
Name                     Principal Position             Year           Salary

Robert S. Cope           CEO, President                 1995           $130,000
			 and Treasurer                  1994            130,000
							1993            120,000

William J. Kliss         Vice President, and General    1995           $125,000
			 Manager, Library Services

The Company currently does not have any long-term compensation plans such as restricted stock awards/units, phantom stock, stock options, stock appreciation rights, warrants, long-term incentive plans, performance units or shares, deferred compensation programs or other similar plans, although management is considering various long-term incentive plans for possible implementation in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company occupies approximately 29,000 sq. ft. of office and production space in an office building owned by a partnership comprised of Robert S. Cope and Douglas K. Bisch. The facility is currently leased to the Company through June 1996 under the first of two five-year renewal options. The original five-year lease, which was entered into in June of 1986, was approved and authorized by the independent members of the Company's Board of Directors. Rental payments paid by the Company under the lease during the Company's last full fiscal year totaled approximately $448,000.

Robert H. Bretz, who is a nominee for director, serves as the Company's outside general legal counsel. During the Company's last full fiscal year, Mr. Bretz firm's billings to the Company for legal services and expenses totaled approximately $148,700.

The Company previously entered into an agreement to purchase substantially all of the shares of the Company's Common Stock owned by Douglas K. Bisch. Mr. Bisch retired from day to day operations as an officer of the Company on December 31, 1994. Mr. Bisch had previously served as the Company's Executive Vice President for Sales and Marketing and Secretary for the last 25 years. In accordance with the agreement, the Company will purchase and retire a total of 156,000 shares of the Company's stock over a seven year period ending 2001. The total transaction cost will be $825,000 including stock, non-competition and consulting fees. In both 1995 and 1996, the Company purchased and retired 15,600 shares annually of the Company's stock in accordance with the agreement. In addition, the Company has also received an option to purchase Mr. Bisch's one-third interest in the partnership which owns the building and land which the Company leases as its corporate office facility in Pomona, California for a purchase price based on a formula requiring a minimum payment of $100,000 and a maximum of $150,000. The agreement was unanimously approved by the Company's Board of Directors with Mr. Bisch abstaining. A copy of the agreement, the terms of which are summarized herein, was filed as an exhibit with the Company's Annual Report to the U.S. Securities and Exchange Commission on Form 10-K as of December 31, 1994.

In June 1995, the Company entered into a stock repurchase agreement with a former officer and director of the Company whereby the Company agreed to then purchase and retire 115,000 of 141,000 shares of Company stock owned by the stockholder. The total transaction cost of $230,000 will be paid in four annual installments beginning in 1995 plus interest of 5.5% per annum ($65,000 paid in June, 1995, and $55,000 to be paid in June of 1996, 1997 and 1998). A copy of the agreement, the terms of which are summarized herein, was filed as an exhibit with the Company's Annual Report to the U. S. Securities and Exchange Commission on Form 10-K as of December 31, 1995.


During 1995, the Company sold composition services in the amount of $529,000 to Datacat, Inc. for resale to its customers. Datacat is a 50% owned affiliate of the Company. Datacat markets parts catalogs to the wholesale heating, ventilation, air conditioning and refrigeration (HVACR) industry utilizing a computer based automated publication technology developed by the Company.

SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The table below reflects information pertaining to certain beneficial owners of the Company's securities known to own more than 5% of the Company's securities as of the record date, and as to all officers and directors of the Company as a group as of such date.


					 Shares of the
					 Company's
					 Common
					 Stock Owned             Percent
Name and Address                         Beneficially as         of
of Beneficial Owner                      of Record Date          Class


Robert L. Lovett, Trustee                62,500                   6%
Robert L. Lovett Trust
2850 Versailles
Springfield, MO 65804


All Officers and Directors               866,031                 78%
as a group (5 persons).
See "Nominees for Election
as Directors"

AUDITORS

The Board of Directors selected Ernst & Young LLP as auditors for the year ended December 31, 1995, and it is anticipated that Ernst & Young LLP will be selected as auditors for the year ending December 31, 1996. The Company has requested and anticipates that a representative of Ernst & Young LLP will attend the Annual Meeting to make any report they may desire and to respond to appropriate Shareholders' questions.


ADDITIONAL INFORMATION

Upon request of any Shareholder, the Company will furnish without charge a copy of the Company's latest Annual Report to the Securities and Exchange Commission on Form 10-K which contains certain additional information about the Company which is not included in either this Proxy Statement or the Company's accompanying Annual Report to Shareholders. All such requests should be directed to Ms. Liz Clyde at the above corporate headquarters' address.


SHAREHOLDER PROPOSALS

Any Shareholder of the Company desiring to have a proposal considered for inclusion in the Company's 1996 proxy solicitation material must, in addition to other applicable requirements, set forth such proposal in writing and file it with the Secretary of the Company on or before January 1, 1997. The Board of Directors of the Company will review any such proposals from Shareholders received by that date and will determine whether any such proposals are to be included in the Company's 1996 proxy solicitation materials.


ss/ Daniel E. Luebben
Daniel E. Luebben
Secretary

April 29, 1996


PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW
THANK YOU
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

PROXY
AUTO-GRAPHICS, INC.
ANNUAL MEETING OF SHAREHOLDERS JUNE 11, 1996

The undersigned shareholder of Auto-Graphics, Inc. (the
"Company") acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated April 29, 1996 together with the Company's 1995 Annual Report to Shareholders and the undersigned revokes all prior proxies and appoints Robert S. Cope and Douglas K. Bisch or each of them as proxies for the undersigned to represent the undersigned and vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 3201 Temple Avenue, Pomona, California on Tuesday, June 11, 1996 at 2:00 P.M. PDT, and any adjournment(s) thereof, and instructs said proxies to vote as follows:

____ FOR the election of the following three nominees to the Company's Board of Directors: Robert S. Cope, Douglas K. Bisch, and Robert H. Bretz;

or

___ WITHHOLD authority to vote for all of the foregoing nominees. To withhold authority to vote for any individual nominee(s), enter the name of any such nominee(s) in the space provided below.

In their discretion to transact such other business as may properly come before the meeting.
PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
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
THE PROXY IS BEING SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS Dated this____ of_________, 1996

Signature of Shareholder

Signature of Shareholder

This Proxy should be dated, signed by the shareholder(s) exactly as the name is printed at the left, and returned promptly in the enclosed envelope. A person signing as a fiduciary or on behalf of a corporation should so indicate.

PLEASE DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.
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